                                                                   EXHIBIT 10.41

                        FOURTH MODIFICATION AGREEMENT

DATE:                         January 13, 2003

PARTIES:          Borrower:   WHITE ELECTRONIC DESIGNS CORPORATION,
                              an Indiana corporation

                  Lender: BANK ONE, NA, a national banking association with its main office in Chicago, Illinois, successor by merger to Bank One, Texas, N.A.

                                    RECITALS:

         A. Lender has extended to Borrower credit ("Loan") in the principal amount of $12,000,000 pursuant to the Loan and Security Agreement, dated January 7, 2000 ("Loan Agreement"), and evidenced by the Promissory Note, dated June 30, 2000 ("Note"). The unpaid principal of the Loan as of the date hereof is $ 0.00. Capitalized terms used herein and not otherwise defined shall have the meanings given them in the Loan Agreement.

         B. The Loan is secured by, among other things, the Mortgage, Security Agreement, Assignment of Rents and Fixture Filing, dated January 7, 2000 ("Deed of Trust"), by Borrower, as trustor, for the benefit of Lender, as beneficiary, recorded on January 11, 2000, at Document No. 200002196, records of Allen County, Indiana. The agreements, documents, and instruments securing the Loan and the Note are referred to individually and collectively as the "Security Documents."

         C. Lender and Borrower have executed and delivered previously the following agreements ("Modifications") modifying the terms of the Loan, the Note, the Loan Agreement, and/or the Security Documents: First Amendment to Loan and Security Agreement dated as of June 30, 2000, Second Amendment to Loan and Security Agreement dated as of June 29, 2001, and Third Modification Agreement dated as of March 28, 2002. The Note, the Loan Agreement, the Security Documents, any arbitration resolution, any environmental certification and indemnity agreement, and all other agreements, documents, and instruments evidencing, securing, or otherwise relating to the Loan, as modified in the Modifications, are sometimes referred to individually and collectively as the "Loan Documents." Hereinafter, "Note," "Loan Agreement," "Deed of Trust" and "Security Documents" shall mean such documents as modified in the Modifications.

         D. Unlimited Guaranties guaranteeing repayment of the Loan (the "Guarantee Agreements") were executed and delivered to Lender by Electronic Designs, Inc., a Delaware corporation ("EDI"), and Panelview, Incorporated, an Oregon corporation ("Panelview") (hereinafter EDI and Panelview together called "Guarantors").

         E. Administration of the Loan has been transferred by Lender from Dallas, Texas to Phoenix, Arizona in the state where Borrower has its chief executive office.

         F. Borrower has requested that Lender modify the Loan and the Loan Documents as provided herein. Lender is willing to so modify the Loan and the Loan Documents, subject to the terms and conditions herein.

                                   AGREEMENT:

         For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender agree as follows:

SECTION 1.        ACCURACY OF RECITALS; ACKNOWLEDGEMENT.

         1.1      Borrower acknowledges the accuracy of the Recitals.

SECTION 2.        MODIFICATION OF LOAN DOCUMENTS; OTHER AGREEMENTS.

         2.1      The Note is hereby amended as follows:

                  (a) The definition of Adjusted LIBOR Rate in Section 1 of the Note is hereby amended to read as follows:

                           "Adjusted LIBOR Rate" shall mean with respect to each
                  Interest Period, on any day thereof an amount equal to the sum of (i) one and one-half percent (1.50%), plus, (ii) the quotient (rounded upward to the nearest 1/100 of one percent) of (a) the LIBOR Rate with respect to such Interest Period, divided by (b) the remainder of 1.0 less the Reserve Requirement in effect on such day. Each determination by Bank of the Adjusted LIBOR Rate shall, in the absence of manifest error, be conclusive and binding.

         2.2 Each of the Loan Documents is modified to provide that it shall be a default or an event of default thereunder if Borrower shall fail to comply with any of the covenants of Borrower herein or if any representation or warranty by Borrower herein or by any guarantor in any related Consent and Agreement of Guarantors is materially incomplete, incorrect, or misleading as of the date hereof.

         2.3 Each reference in the Loan Documents to any of the Loan Documents is hereby amended to be a reference to such document as modified herein.

SECTION 3.        RATIFICATION OF LOAN DOCUMENTS AND COLLATERAL.

         The Loan Documents are ratified and affirmed by Borrower and shall remain in full force and effect as modified herein. Any property or rights to or interests in property granted as security in the Loan Documents shall remain as security for the Loan and the obligations of Borrower in the Loan Documents.

SECTION 4.        BORROWER REPRESENTATIONS AND WARRANTIES.

         Borrower represents and warrants to Lender:

         4.1 No default or event of default under any of the Loan Documents as modified herein, nor any event, that, with the giving of notice or the passage of time or both, would be a default or an event of default under the Loan Documents as modified herein has occurred and is continuing.

         4.2 There has been no material adverse change in the financial condition of Borrower or any other person whose financial statement has been delivered to Lender in connection with the Loan from the most recent financial statement received by Lender.

         4.3 Each and all representations and warranties of Borrower in the Loan Documents are accurate on the date hereof.

         4.4 Borrower has no claims, counterclaims, defenses, or set-offs with respect to the Loan or the Loan Documents as modified herein.

         4.5 The Loan Documents as modified herein are the legal, valid, and binding obligation of Borrower, enforceable against Borrower in accordance with their terms.

         4.6 Borrower is validly existing under the laws of the State of its formation or organization and has the requisite power and authority to execute and deliver this Agreement and to perform the Loan Documents as modified herein. The execution and delivery of this Agreement and the performance of the Loan Documents as modified herein have been duly authorized by all requisite action by or on behalf of Borrower. This Agreement has been duly executed and delivered on behalf of Borrower.

SECTION 5.        BORROWER COVENANTS.

         Borrower covenants with Lender:

         5.1 Borrower shall execute, deliver, and provide to Lender such additional agreements, documents, and instruments as reasonably required by Lender to effectuate the intent of this Agreement.

         5.2 Borrower fully, finally, and absolutely and forever releases and discharges Lender and its present and former directors, shareholders, officers, employees, agents, representatives, successors and assigns, and their separate and respective heirs, personal representatives, successors and assigns, from any and all actions, causes of action, claims, debts, damages, demands, liabilities, obligations, and suits, of whatever kind or nature, in law or equity of Borrower, whether now known or unknown to Borrower, and whether contingent or matured, (i) in respect of the Loan, the Loan Documents, or the actions or omissions of Lender in respect of the Loan or the Loan Documents and
(ii) arising from events occurring prior to the date of this Agreement.

SECTION 6.        CONDITIONS PRECEDENT.

         The agreements of Lender and the modifications contained herein shall not be binding upon Lender until Lender has executed and delivered this Agreement and Lender has received, at Borrower's expense, all of the following, all of which shall be in form and content satisfactory to Lender and shall be subject to approval by Lender:

         6.1 An original of this Agreement fully executed by the Borrower and all Guarantors;

         6.2 If Borrower or any Guarantor is a corporation, limited liability company, partnership or trust, such resolutions or authorizations and such other documents as Lender may require relating to the existence and good standing of that corporation, partnership or trust, and the authority of any person executing this Agreement or other documents on behalf of that corporation, limited liability company, partnership or trust; and

         6.3 Payment of all the internal and external costs and expenses incurred by Lender in connection with this Agreement (including, without limitation, inside and outside attorneys, appraisal, appraisal review, processing, title, filing, and recording costs, expenses, and fees).

SECTION 7. INTEGRATION, ENTIRE AGREEMENT, CHANGE, DISCHARGE, TERMINATION, OR WAIVER.

         The Loan Documents as modified herein contain the complete understanding and agreement of Borrower and Lender in respect of the Loan and supersede all prior representations, warranties, agreements, arrangements, understandings, and negotiations. No provision of the Loan Documents as modified herein may be changed, discharged, supplemented, terminated, or waived except in a writing signed by the parties thereto.

SECTION 8.        BINDING EFFECT.

         The Loan Documents as modified herein shall be binding upon and shall inure to the benefit of Borrower and Lender and their successors and assigns and the executors, legal administrators, personal representatives, heirs, devisees, and beneficiaries of Borrower, provided, however, Borrower may not assign any of its right or delegate any of its obligation under the Loan Documents and any purported assignment or delegation shall be void.

SECTION 9.        CHOICE OF LAW.

         This Agreement shall be governed by and construed in accordance with the laws of the State of Arizona, without giving effect to conflicts of law principles.

SECTION 10.       COUNTERPART EXECUTION.

         This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. Signature pages may be detached from the counterparts and attached to a single copy of this Agreement to physically form one document.

         DATED as of the date first above stated.

                                             WHITE ELECTRONIC DESIGNS
                                             CORPORATION, an Indiana corporation

                                             By:_______________________________
                                             Name:_____________________________
                                             Title:____________________________

                                                                        BORROWER

                                             BANK ONE, NA, a national banking
                                             association with its main office in
                                             Chicago, Illinois, successor by
                                             merger to Bank One, Texas, N.A.

                                             By:________________________________
                                             Name:  Christine Nowaczyk
                                             Title: Vice President

                                                                          LENDER

                       CONSENT AND AGREEMENT OF GUARANTORS

         With respect to the Fourth Modification Agreement, dated January 13, 2003 ("Agreement"), between WHITE ELECTRONIC DESIGNS CORPORATION, an Indiana corporation ("Borrower"), and BANK ONE, NA, a national banking association with its main office in Chicago, Illinois, successor by merger to Bank One, Texas, N.A. ("Lender"), the undersigned (individually and, if more than one, collectively "Guarantor") agrees for the benefit of Lender as follows:

         1. Guarantor acknowledges (i) receiving a copy of and reading the Agreement, (ii) the accuracy of the Recitals in the Agreement, and (iii) the effectiveness of (A) the Guarantee Agreements as modified herein, and (B) any other agreements, documents, or instruments securing or otherwise relating to the Guarantee Agreements (including, without limitation, any arbitration resolution and any environmental certification and indemnity agreement previously executed and delivered by the undersigned) and the Security Documents delivered by Guarantor (the "Security Agreements"), as modified herein. The Guarantee Agreements, the Security Agreements and such other agreements, documents, and instruments, as modified herein, are referred to individually and collectively as the "Guarantor Documents."

         2. Guarantor consents to the modification of the Loan Documents and all other matters in the Agreement.

         3. Guarantor fully, finally, and forever releases and discharges Lender and its successors, assigns, directors, officers, employees, agents, and representatives from any and all actions, causes of action, claims, debts, demands, liabilities, obligations, and suits of whatever kind or nature, in law or equity, that Guarantor has or in the future may have, whether known or unknown, (i) in respect of the Loan, the Loan Documents, the Guarantor Documents, or the actions or omissions of Lender in respect of the Loan, the Loan Documents, or the Guarantor Documents and (ii) arising from events occurring prior to the date hereof.

         4. Guarantor agrees that all references, if any, to the Note, the Loan Agreement, the Deed of Trust, the Security Documents, and the Loan Documents in the Guarantor Documents shall be deemed to refer to such agreements, documents, and instruments as modified by the Agreement.

         5. Guarantor reaffirms the Guarantor Documents and agrees that the Guarantor Documents continue in full force and effect and remain unchanged, except as specifically modified by this Consent and Agreement of Guarantors. Any property or rights to or interests in property granted as security in the Guarantor Documents shall remain as security for the Guarantee Agreements and the obligations of Guarantor in the Guarantee Agreements.

         6. Guarantor agrees that the Loan Documents, as modified by the Agreement, and the Guarantor Documents, as modified by this Consent and Agreement of Guarantors, are the legal, valid, and binding obligations of Borrower and the undersigned, respectively, enforceable in accordance with their terms against Borrower and the undersigned, respectively.

         7. Guarantor agrees that Guarantor has no claims, counterclaims, defenses, or offsets with respect to the enforcement against Guarantor of the Guarantor Documents.

         8. Guarantor represents and warrants that there has been no material adverse change in the financial condition of any Guarantor from the most recent financial statement received by Lender.

         9. Guarantor waives and agrees not to assert with respect to the Guarantor Documents: (a) any right to require Lender to proceed against Borrower or any other guarantor, to proceed against or exhaust any security for the indebtedness, to pursue any other remedy available to Lender, or to pursue any remedy in any particular order or manner; (b) demand, diligence, presentment for payment, protest and demand, and notice of extension, dishonor, protest, demand, nonpayment and acceptance of the Guarantee Agreements; (c) notice of the existence, creation or incurring of new or additional indebtedness of Borrower to Lender; (d) the benefits of any statutory provision limiting the liability of a surety, including without limitation the provisions of A.R.S. Sections 12-1641, et seq.; (e) any defense arising by reason of any disability or other defense of Borrower or by reason of the cessation from any cause whatsoever (other than payment in full) of the liability of Borrower for the indebtedness; and (f) the benefits of any statutory provision limiting the right of Lender to recover a deficiency judgment, or to otherwise proceed against any person or entity obligated for payment of the indebtedness, after any foreclosure or trustee's sale of any security for the indebtedness.

         10. Guarantor agrees that the Guarantor Documents are hereby modified to provide that they shall be governed by and construed in accordance with the laws of the State of Arizona, without giving effect to conflicts of law principles.

         11. Guarantor agrees that this Consent and Agreement of Guarantors may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. Signature and acknowledgement pages may be detached from the counterparts and attached to a single copy of this Consent and Agreement of Guarantors to physically form one document.

         DATED as of the date of the Agreement.

                                            ELECTRONIC DESIGNS, INC., a Delaware
                                            corporation

                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________

                                              PANELVIEW, INCORPORATED, an Oregon
                                              corporation

                                              By:_______________________________
                                              Name:_____________________________
                                              Title:____________________________

                                                                       GUARANTOR

                                      -8-